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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



JEFFREY L. STEELE, President and PEO, and MICHAEL W. STOCKTON, Vice President and Treasurer of JPMorgan Value Opportunities Fund, Inc. (the "Registrant"), each certify to the best of his or her knowledge that:

1) The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                              Chief Financial Officer

JPMORGAN VALUE OPPORTUNITES                          JPMORGAN VALUE OPPORTUNIES
FUND, INC.                                           FUND, INC.


/s/ Jeffrey L. Steele, President                     /s/ Michael W. Stockton,
                                                         Vice President
                                                         and Treasurer


Date:  September 2, 2004                             Date: September 2, 2004


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to JPMORGAN VALUE OPPORTUNITIES FUND, INC. and will be retained by JPMORGAN VALUE OPPORTUNITIES FUND, INC. and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.